UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 5, 2014

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36159	94-3120386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, Missouri	63108
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment to Current Report on Form 8-K/A is being filed by Stereotaxis, Inc., a Delaware corporation (the “Company”), solely to re-furnish Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 6, 2014 (the “Original Report”), which is incorporated by reference into Item 2.02 below, and to amend the reference in Item 2.02 to reflect that the full transcript is being furnished with this Amendment. Exhibit 99.2 now includes a full transcript of the conference call held by the Company’s management team to discuss earnings and operating results for the quarter ended September 30, 2014, including the question and answer session that followed management’s presentation.

Item 2.02 Results of Operations and Financial Condition

On November 5, 2014, Stereotaxis, Inc. (the “Company”) issued a press release (the “Earnings Press Release”) setting forth its financial results for the third quarter of fiscal year 2014. A copy of the Earnings Press Release is being furnished as Exhibit 99.1 hereto, and the statements contained therein are incorporated by reference herein. Also on November 5, 2014, certain members of the Company’s management team held a conference call to discuss earnings and operating results for the quarter ended September 30, 2014. The transcript from the conference call is furnished as Exhibit 99.2 hereto and is incorporated by reference herein.

Forward Looking Statements and Additional Information

Statements are made herein or incorporated herein that are “forward-looking statements” as defined by the Securities and Exchange Commission (the “SEC”). All statements, other than statements of historical fact, included or incorporated herein that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are not guarantees of future events or the Company’s future performance and are subject to risks, uncertainties and other important factors that could cause events or the Company’s actual performance or achievements to be materially different than those projected by the Company. For a full discussion of these risks, uncertainties and factors, the Company encourages you to read its documents on file with the SEC. Except as required by law, the Company does not intend to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2. of Form 8-K, the information contained in Item 2.02 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Stereotaxis, Inc. Earnings Press Release dated November 5, 2014 (incorporated by reference to Exhibit 99.1 in our Current Report on Form 8-K filed on November 6, 2014).

99.2	Stereotaxis, Inc. transcript from the conference call on November 5, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: November 12, 2014	By:	/s/ Karen Witte Duros
	Name:	Karen Witte Duros
	Title:	Sr. Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Stereotaxis, Inc. Earnings Press Release dated November 5, 2014 (incorporated by reference to Exhibit 99.1 in our Current Report on Form 8-K filed on November 6, 2014).

99.2	Stereotaxis, Inc. transcript from the conference call on November 5, 2014